-------------------------------
                             The latest report from
                          your Fund's management team
                        -------------------------------


                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                 Patriot Select

                                 Dividend Trust



                                 JUNE 30, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ---------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                     President, Chief Operating Officer and
                            Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                             FOR COMMON SHAREHOLDERS
                           State Street Bank and Trust
                          Company 225 Franklin Street
                           Boston, Massachusetts 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                        Boston, Massachusetts 02116-5022

                   Listed New York Stock Exchange Symbol: DIV

                           For shareholder assistance
                                refer to page 16
                  ---------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                              Select Dividend Trust

                  Rising interest rates hurt preferred stocks,
                  --------------------------------------------
                             confuse utility stocks
                             ----------------------

If it wasn't one thing, it was another that weighed heavily on preferred stocks during the past year. Preferreds first came under pressure last summer, when investors worried that a weakening global economy would derail corporate earnings growth. In the fall, global economic and financial market turmoil prompted investors to shun nearly all types of bonds and stocks in favor of ultra-safe U.S. Treasury securities. By December, however, a shift away from Treasuries was well underway and preferred stocks were a temporary beneficiary of renewed investor confidence. During the first six months of 1999, stronger-than-expected U.S. economic growth, coupled with warnings from the Federal Reserve Board that it was likely to raise interest rates, caused preferred stocks, which, with their fixed dividend payouts often act like bonds, to lose ground.

         Utility stocks rode a roller coaster during the year, but ended up posting decent gains for the period. Last fall, they benefited from their reputation as a safe haven in times of market turmoil. From the end of last year through March 1999, however, continued strong U.S. growth cooled investors' enthusiasm for electric common stocks. They gravitated to companies that offered higher-octane earnings growth. The tide turned again in April, when growing fears of higher interest rates prompted value hunters to seek attractively priced utility stocks. From April through mid-June, the Dow Jones Utility Index hit a series of successive

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Select Dividend Trust. Caption below reads "Fund management team members (l-r):
"Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Utility stocks rode a roller coaster during the year..."

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


"...the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is El Paso Tennessee Pipeline 4.4%, the second is Montana Power 2.7%, the third Fleet Financial Group 2.7%, the fourth Lehman Brothers Holdings 2.6% and the fifth South Carolina Electric & Gas 2.3%. A note below the table reads "As a percentage of net assets on June 30, 1999."]
--------------------------------------------------------------------------------

record highs. However, utility stocks' good fortunes were cut short by a dramatic sell-off on the last day of the period. That's when investors grew more comfortable that interest rates would move only slightly, not dramatically, higher, and moved away from utility stocks into higher-growth segments of the market.

Performance review

The poor performance of preferred stocks -which made up roughly two-thirds of John Hancock Patriot Select Dividend Trust during the past year - resulted in disappointing returns. For the 12 months ended June 30, 1999, the Fund had a total return of 1.44% at net asset value. For the same period, the Dow Jones Utilities Average - which tracks the performance of 15 electric and natural gas companies - returned 11.78%.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Montana Power followed by an up arrow with the phrase "Lifted by rapid growth in telecom business." The second listing is K N Energy followed by a down arrow with the phrase "Planned merger falls through." The third listing is Conectiv followed by an up arrow with the phrase "Utility's telecom business posts fast growth." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         For the most part, our preferred-stock holdings performed in line with the overall preferred-stock segment of the market, although there were some exceptions. On a positive note, oil and gas producer Lasmo America was boosted by a surge in energy prices. One holding that significantly lagged the preferred market was electric company Avista Corp., which was hurt by investors' distaste for the company's volatile earnings.

         Among our best-performing common-stock holdings was Conectiv, which owns a growing competitive local exchange company that provides low-cost telephone, data transmission and Internet access service to small and mid-sized companies. The company recently announced a stock buyback plan and its intention to sell its electric generating plants. Electric company CMP Group rallied on news that it was to be taken over, while oil and gas pipeline company K N Energy dropped in price after its failed attempt to merge with Sempra Energy.

Focus on DRD preferreds

Throughout the period, we maintained our long-term focus on DRD-eligible preferred stocks, which offer distinct tax advantages to corporate investors. We also continued to focus on finding securities with good call protection, which means issuers can't redeem them before a specified date. Call protection is important because it allows us to hang on to stocks with higher-than-average dividend yields when interest rates are falling.

A word about dividends

Issuers exercising their call provisions to benefit from falling interest rates last year caused the supply of DRD-eligible preferred stocks to shrink by about 22% in 1998, according to one

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended June 30, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 1.44% total return for John Hancock Patriot Select Dividend Trust. The second bar represents the 11.78% total return for Dow Jones Utilities Average. A note below the chart reads "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utilities Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

estimate. So far in 1999, issuers have announced plans to call an additional $1 billion of preferred stocks in the near future. From a technical standpoint, calls largely have been beneficial for the DRD-eligible preferred market because they have reduced available supply. By the same token, however, the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks and reinvest the proceeds in securities that offered lower dividend yields. The resulting downward pressure on the Fund's dividend caused the Fund to reduce its monthly dividend in June.

Redeploying assets

In many cases, we used the proceeds from preferred stocks called away from us to buy other, well call-protected - albeit, lower-yielding - preferred stocks. We also looked for opportunities to buy attractively priced utility common stocks. In January, for example, utility-stock yields were relatively high - although still lower than the preferred stocks we had called away. Historically speaking, utility common stocks' price-to-earnings ratios (P/Es) have run about 65% to 70% of the P/E for the Standard & Poor's 500 Index. P/Es measure how much you're paying for earnings. At the end of the period, the P/E of the average utility stock was only about 50% of the S&P Index. That's the cheapest utility stocks have been in about 20 years.

Outlook

We're optimistic about the prospects for preferred stocks and utility common stocks. From a technical standpoint, the continued shrinking supply of DRD-eligible preferred stocks should work in that group's favor from a price perspective. To the extent that investors become concerned about the sustainability of corporate earnings growth for the stock market as a whole, utility stocks could benefit. Evidence of a slowing U.S. economy would likely stir demand for utility stocks, especially given their relative cheapness. That, plus ongoing industry consolidation, a favorable regulatory environment and their strong financial shape should, in our view, position utility common stocks to perform well in the months to come.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"We're optimistic about the prospects for preferred stocks and utility common stocks."

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks  (cost - $146,273,224)....................     $150,336,331
  Common stocks  (cost - $63,304,824) .......................       72,856,559
  Short-term investments  (cost - $3,241,006) ...............        3,241,006
                                                                 -------------
                                                                   226,433,896
 Receivable for investments sold ............................        3,014,806
 Dividends receivable .......................................          984,439
 Receivable from John Hancock Advisers, Inc.
  and affiliates ............................................           55,599
 Other assets ...............................................           35,286
                                                                 -------------
                        Total Assets ........................      230,524,026
                        ------------------------------------------------------
Liabilities:
 AMPS dividend payable ......................................          111,417
 Common share dividend payable ..............................           94,504
 Payable for investments purchased ..........................          970,742
 Federal taxes payable - Note A .............................          798,703
 Accounts payable and accrued expenses ......................          349,493
                                                                 -------------
                        Total Liabilities ...................        2,324,859
                        ------------------------------------------------------
Net Assets:
 Auction Market Preferred Shares Stock
  Series A (AMPS) - Without par value, unlimited
  number of shares of beneficial interest authorized,
  700 shares issued, liquidation preference of
  $100,000 per share - Note A ...............................       70,000,000
                                                                 -------------

 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
  9,885,027 shares issued and outstanding ...................      141,881,450
 Accumulated net realized gain on investments ...............          408,874
 Net unrealized appreciation of investments .................       13,617,180
 Undistributed net investment income ........................        2,291,663
                                                                 -------------
Net Assets Applicable to Common Shares:
 ($16.00 per share based on 9,885,027
  shares outstanding) .......................................      158,199,167
                                                                 -------------
                        Net Assets ..........................     $228,199,167
                        ======================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended June 30, 1999
--------------------------------------------------------------------------------

Investment Income:
 Dividends ..................................................      $15,105,878
 Interest ...................................................          147,934
                                                                 -------------
                                                                    15,253,812
                                                                 -------------
 Expenses:
  Investment management fee - Note B ........................        1,881,270
  Administration fee - Note B ...............................          352,738
  AMPS and auction fees .....................................          182,624
  Federal excise tax ........................................          138,978
  Miscellaneous .............................................           83,334
  Custodian fee .............................................           64,191
  Auditing fee ..............................................           54,000
  Printing and postage ......................................           40,152
  Transfer agent fee ........................................           31,885
  Trustees' fees ............................................           15,324
  Legal fees ................................................            1,253
                                                                 -------------
                        Total Expenses ......................        2,845,749
                        ------------------------------------------------------
                        Net Investment Income ...............       12,408,063
                        ------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold (net of federal
  income taxes of $798,703) .................................        2,038,353
 Change in net unrealized appreciation/depreciation
  of investments ............................................       (9,897,925)
                                                                 -------------
                        Net Realized and Unrealized
                        Loss on Investments .................       (7,859,572)
                        ------------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from Operations ...........        4,548,491
                        ======================================================
                        Distribution to AMPS
                        Shareholders ........................       (2,885,045)
                        ------------------------------------------------------
                        Net Increase in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less AMPS
                        Distributions .......................       $1,663,446
                        ======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                        YEAR ENDED JUNE 30,
                                                                                              --------------------------------------
                                                                                                    1998                1999
                                                                                              ---------------    -------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income.........................................................................    $13,617,219       $12,408,063
 Net realized gain on investments sold ........................................................      4,453,059         2,038,353
 Change in net unrealized appreciation/depreciation of investments ............................     11,609,254        (9,897,925)
                                                                                                --------------     -------------
  Net Increase in Net Assets Resulting from Operations ........................................     29,679,532         4,548,491
                                                                                                --------------     -------------
Distributions to Shareholders:
 AMPS  ($4,143  and  $4,121  per  share,   respectively) - Note A .............................     (2,900,356)       (2,885,045)
 Common Shares - Note A
  Dividends from net investment income ($1.2371 and $1.1264 per share, respectively) ..........    (12,228,627)      (11,134,302)
  Distributions in excess of net investment income (none and $0.1107 per share, respectively) .         -             (1,094,209)
                                                                                                --------------     -------------
   Total Distributions to Shareholders ........................................................    (15,128,983)      (15,113,556)
                                                                                                --------------     -------------
Net Assets:
 Beginning of period ..........................................................................    224,213,683       238,764,232
                                                                                                --------------     -------------
 End of period (including undistributed net investment income of $1,611,284 and
  $2,291,663, respectively) ...................................................................   $238,764,232      $228,199,167
                                                                                                ==============     =============

 Analysis of Common Shareholder Transactions:

                                                                                                 YEAR ENDED JUNE 30,
                                                                                  -----------------------------------------------
                                                                                          1998                      1999
                                                                                  -----------------------------------------------
                                                                                    SHARES      AMOUNT       SHARES        AMOUNT
                                                                                  ----------  ---------    ----------    ----------
 Shares outstanding, beginning of period .......................................  9,885,027  $139,427,509   9,885,027  $140,538,208
 Reclassification of net realized long-term gains retained on investments sold
  (net of federal income taxes of $643,352 and $798,703, respectively) - Note D      -          1,194,797      -          1,483,305
 Reclassification of capital accounts - Note D..................................     -            (84,098)     -           (140,063)
                                                                                  ---------  ------------  ----------  ------------
 Shares outstanding, end of period .............................................  9,885,027  $140,538,208   9,885,027  $141,881,450



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED JUNE 30,
                                                                          ----------------------------------------------------------
                                                                            1995        1996        1997        1998        1999
                                                                          --------    --------    --------   ---------   -----------

Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period..................................   $13.17        $14.56     $15.05      $15.60       $17.07
                                                                        --------     ---------   --------    --------     --------
 Net Investment Income ................................................     1.62          1.50       1.42        1.38         1.26
 Net Realized and Unrealized Gain (Loss) on Investments ...............     1.31          0.53       0.65        1.62        (0.80)
                                                                        --------     ---------   --------    --------     --------
  Total from Investment Operations ....................................     2.93          2.03       2.07        3.00         0.46
                                                                        --------     ---------   --------    --------     --------
 Less Distributions:
 Dividends to AMPS Shareholders .......................................    (0.30)        (0.30)     (0.28)      (0.29)       (0.29)
 Distributions to Common Shareholders from Net Investment Income ......    (1.24)        (1.13)     (1.24)      (1.24)       (1.13)
 Distributions to Common Shareholders in Excess of Net Investment Income      -             -          -           -         (0.11)
 Distributions to Common Shareholders from Net Realized Short-Term Gain
  on Investments ......................................................       -          (0.11)        -           -            -
                                                                         -------     ---------   --------    --------     --------
  Total Distributions .................................................    (1.54)        (1.54)     (1.52)      (1.53)       (1.53)
                                                                         -------     ---------   --------    --------     --------
 Net Asset Value, End of Period .......................................   $14.56        $15.05     $15.60      $17.07       $16.00
                                                                         =======     =========   ========    ========     ========
 Per Share Market Value, End of Period ................................  $13.875       $14.250    $14.313     $15.500      $13.813
 Total Investment Return at Market Value ..............................   19.73%        11.83%      9.38%      17.26%       (3.56%)

Ratios and Supplemental Data
 Net Assets Applicable to Common  Shares, End of Period (000s omitted)  $143,914      $148,731   $154,214    $168,764     $158,199
 Ratio of Expenses to Average Net Assets (1) ..........................    1.96%         1.85%      1.81%       1.68%        1.72%
 Ratio of Net Investment Income to Average Net Assets (2) .............   12.20%        10.00%      9.33%       8.38%        7.51%
 Portfolio Turnover Rate ..............................................     107%           49%        47%         41%          30%

Senior Securities
  Total AMPS Outstanding (000s omitted) ...............................  $70,000       $70,000    $70,000     $70,000      $70,000
  Asset Coverage per Unit (3) ......................................... $305,754      $306,112   $318,281    $338,876     $329,508
  Involuntary Liquidation Preference per Unit (4) ..................... $100,000      $100,000   $100,000    $100,000     $100,000
  Approximate  Market Value  per Unit (4) ............................. $100,000      $100,000   $100,000    $100,000     $100,000


(1) Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.29%, 1.25%, 1.24%, 1.18% and 1.21%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.96%, 6.79%, 6.36%, 5.86% and 5.28%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


Schedule of Investments
June 30, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on June 30, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

PREFERRED STOCKS
Agricultural Operations (1.75%)
 Ocean Spray Cranberries, Inc., 6.25%,
 Ser A (R)..................................       40,000           $4,000,000
                                                                --------------
Automobile/Trucks (2.07%)
 General Motors Corp., 9.12%, Depositary
 Shares, Ser G .............................      170,000            4,717,500
                                                                --------------
Banks - Foreign (0.66%)
 Australia and New Zealand Banking Group
 Ltd., 9.125% (Australia) ..................       55,000            1,502,187
                                                                --------------
Banks - United States (6.96%)
 ABN AMRO North America, Inc., 6.59%,
  Ser H (R) ................................        2,000            2,040,000
 Chase Manhattan Corp., 10.84%, Ser C ......       77,300            2,217,544
 Fleet Financial Group, Inc., 6.75%, Ser VI       119,000            6,069,000
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares ........................      165,000            4,320,937
 Republic New York Corp., $2.8575 ..........       25,000            1,243,750
                                                                --------------
                                                                    15,891,231
                                                                --------------
Broker Services (7.73%)
 Bear Stearns Companies, Inc., 5.49%,
  Ser G ....................................      116,400            4,896,075
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D .................      143,689            5,891,249
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A .................      107,650            3,316,966
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ........................       66,000            3,547,500
                                                                --------------
                                                                    17,651,790
                                                                --------------


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Diversified Operations (0.31%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ................................       25,000             $698,437
                                                                --------------
Finance (5.37%)
 Citigroup, Inc., 6.213%, Ser G ............       44,000            2,178,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H .................       92,400            4,550,700
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K .................      165,000            4,434,375
 SI Financing Trust I, 9.50%, Gtd Pfd
  Sec & Purchase Contract ..................       41,700            1,092,019
                                                                --------------
                                                                    12,255,094
                                                                --------------
Leasing Companies (1.20%)
 AMERCO, 8.50%, Ser A ......................      105,000            2,730,000
                                                                --------------
Oil & Gas (4.26%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ........................        5,000              427,500
 Apache Corp., 5.68%,
  Depositary Shares, Ser B .................       30,924            2,814,084
 Lasmo America Ltd., 8.15% (R) .............       20,000            2,062,500
 PennzEnergy Co., 6.49%, Ser A .............       50,000            4,425,000
                                                                --------------
                                                                     9,729,084
                                                                --------------
Utilities (35.57%)
 Alabama Power Co., 5.20% ..................      225,000            5,062,500
 Avista Corp., $1.24, Ser L, Conv ..........       56,000              952,000
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 .................................       10,000            1,076,250
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 .................................       40,000            4,425,000
 Boston Edison Co., 4.25% ..................       41,479            3,069,446
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ....................................      183,500            9,954,875
 Entergy Gulf States Capital I, 8.75%,
  Ser A ....................................       87,100            2,199,275
 Florida Power & Light Co., 6.75%, Ser U ...       25,000            2,706,250
 Hawaiian Electric Industries Capital Trust I,
  8.36% ....................................       50,000            1,268,750
 Indianapolis Power & Light Co., 5.65% .....       15,000            1,432,500
 MCN Michigan, L.P., 9.375%, Ser A .........       50,000            1,262,500
 Massachusetts Electric Co., 6.99% .........       13,500            1,475,719
 Monongahela Power Co., 7.73%, Ser L .......       44,000            4,763,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Select Dividend Trust


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (continued)
 Montana Power Co., $6.875 .................       36,500           $3,957,969
 PSI Energy, Inc., 6.875% ..................       48,000            5,187,000
 Public Service Electric & Gas Co., 6.92% ..       14,625            1,578,586
 Puget Sound Energy, Inc., 7.45%, Ser II ...      165,140            4,541,350
 Sierra Pacific Power Capital I, 8.60% .....       30,000              774,375
 Sierra Pacific Power Co., 7.80%, Ser 1
  (Class A) ................................      183,600            4,980,150
 South Carolina Electric & Gas Co., 6.52% ..       50,000            5,300,000
 Southern Union Financing I, 9.48% .........       59,000            1,500,813
 TDS Capital Trust I, 8.50% ................      130,300            3,257,500
 TDS Capital Trust II, 8.04% ...............       20,000              491,250
 Texas Utilities Electric Co., $1.875,
  Depositary Shares, Ser A .................      102,000            2,728,500
 Texas Utilities Electric Co., $7.98 .......       29,200            3,241,200
 UtiliCorp Capital, L.P., 8.875%, Ser A ....       70,000            1,750,000
 Virginia Electric & Power Co., $6.98 ......       10,500            1,139,250
 Virginia Electric & Power Co., $7.05 ......       10,000            1,085,000
                                                                --------------
                                                                    81,161,008
                                                                --------------
                      TOTAL PREFERRED STOCKS
                         (Cost $146,273,224)      (65.88%)         150,336,331
                                                 --------       --------------
COMMON STOCKS
Utilities (31.93%)
 Alliant Energy Corp. ......................      158,000            4,483,250
 Ameren Corp. ..............................       30,000            1,151,250
 BEC Energy ................................       70,000            2,887,500
 CMP Group, Inc. ...........................       36,250              949,297
 Central Hudson Gas & Electric Corp. .......       17,000              714,000
 Conectiv, Inc. (Class A) ..................       33,350            1,400,700
 Conectiv, Inc. ............................       99,500            2,431,531
 Consolidated Edison, Inc. .................       50,000            2,262,500
 DPL, Inc. .................................      237,000            4,354,875
 DTE Energy Co. ............................       89,900            3,596,000
 Dominion Resources, Inc. ..................       46,000            1,992,375
 Duke Energy Corp. .........................       22,500            1,223,437
 Eastern Enterprises .......................       62,900            2,500,275
 Edison International ......................       58,000            1,551,500
 Florida Progress Corp. ....................       20,000              826,250
 Hawaiian Electric Industries, Inc. ........       21,900              777,450
 K N Energy, Inc. ..........................       42,500              568,437
 KeySpan Corp. .............................       45,000            1,186,875
 LG&E Energy Corp. .........................        3,150               66,150
 MCN Energy Group, Inc. ....................       80,000            1,660,000
 Montana Power Co. .........................       88,400            6,232,200
 Nevada Power Co. ..........................       75,000            1,875,000
 New England Electric System ...............       87,950            4,408,494


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (continued)
 Northern States Power Co. .................       50,000           $1,209,375
 OGE Energy Corp. ..........................       80,000            1,900,000
 PacifiCorp. ...............................       54,000              992,250
 Potomac Electric Power Co. ................       92,800            2,731,800
 Puget Sound Energy, Inc. ..................      170,500            4,092,000
 Reliant Energy, Inc. ......................       94,700            2,616,087
 Sempra Energy .............................       31,000              701,375
 Southern Co. ..............................       57,000            1,510,500
 TECO Energy, Inc. .........................      116,000            2,639,000
 UtiliCorp United, Inc. ....................      105,000            2,552,813
 WPS Resources Corp. .......................       23,000              690,000
 Western Resources, Inc. ...................       79,700            2,122,013
                                                                --------------
                         TOTAL COMMON STOCKS
                          (Cost $63,304,824)      (31.93%)          72,856,559
                                                 --------       --------------

                                   INTEREST      PAR VALUE
                                     RATE      (000s OMITTED)
                                 -----------  ----------------

SHORT-TERM INVESTMENTS
Commercial Paper (1.42%)
 Chevron USA, Inc.,
  Due 07-01-99 ................       5.50%        $3,241            3,241,006
                                                                --------------
               TOTAL SHORT-TERM INVESTMENTS        (1.42%)           3,241,006
                                                  -------       --------------
                          TOTAL INVESTMENTS       (99.23%)         226,433,896
                                                  -------       --------------
          OTHER ASSETS AND LIABILITIES, NET        (0.77%)           1,765,271
                                                  -------       --------------
                           TOTAL NET ASSETS      (100.00%)        $228,199,167
                                                 ========       ==============

     (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,102,500 or 3.55% of net assets as of June 30, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Select Dividend Trust


NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1999, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.57% to 4.30% during the year ended June 30, 1999.

         The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Select Dividend Trust


The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended June 30, 1999, aggregated $68,975,443 and $70,667,305, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended June 30, 1999.

         The cost of investments owned at June 30, 1999 (including the short-term investments) for federal income tax purposes was $212,966,041. Gross unrealized appreciation and depreciation of investments aggregated $18,215,480 and $4,747,625, respectively, resulting in net unrealized appreciation of $13,467,855.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended June 30, 1999, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $3,385,872, a decrease in accumulated net realized gain on investments of $3,245,809, and a decrease in capital paid-in of $140,063. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of June 30, 1999. In addition, pursuant to Internal Revenue Code Section 852
(b)(3)(D), the Fund has reclassified $1,483,305 from accumulated net realized gain on investments to capital paid-in. This amount represents the retained long-term capital gains, net of federal income tax payable. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book/tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Select Dividend Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Select Dividend Trust (the "Fund") as of June 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 6, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Trust paid during its taxable year ended June 30, 1999.

         All the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100.00% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 1999.

         The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended June 30, 1999.

         Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on June 30, 1999 a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1999 taxable income as long-term capital gains. Form 2439 will also show their portion of the tax paid by the Fund on these gains. The portion of the taxes paid may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

         To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares by the excess of the capital gains included in their income over their share of the tax paid by the Fund on such gains as reported on Form 2439, as provided in Internal Revenue Code (IRC) Section 852(b)(3).

         Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC Section 501(a) (and to which IRC Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before September 30, 1999) and the IRS in

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

         State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that the preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve articipants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 18, 1999, the Annual Meeting of John Hancock Patriot Select Dividend Trust (the "Fund") was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                         WITHHELD
                                          FOR           AUTHORITY
                                          ---           ---------
Stephen L. Brown                       8,088,225         128,866
James F. Carlin                        8,095,348         121,742
William H. Cunningham                  8,086,031         131,060
John P. Toolan                         8,084,740         132,351

         The preferred shareholders elected Harold R. Hiser, Jr. to serve until his successor is duly elected and qualified with votes tabulated as follows: 398 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ended June 30, 1999, with the votes tabulated as follows: 8,052,096 FOR, 35,946 AGAINST and 129,446 ABSTAINING.

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               John Hancock Funds - Patriot Select Dividend Trust

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               John Hancock Funds - Patriot Select Dividend Trust

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               John Hancock Funds - Patriot Select Dividend Trust

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